EX-99.B(h)(1)

ADMINISTRATION AGREEMENT

Appendix A

Overview of Fee Structure1

Fees for Multi-Class Funds

Multi-Class Non-Money Market Funds and Classes[3]	Fund-Level Admin. Fee			Class Level Admin. Fee[2]	Total Admin. Fee
Class A, Class B, Class C, Class D and Advisor Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.28%	0-4.99B 5B-9.99B >9.99B	0.33 0.32 0.31	% % %

Administrator Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.10%	0-4.99B 5B-9.99B >9.99B	0.15 0.14 0.13	% % %

Institutional Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.08%	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %

Investor Class and Class Z Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.45%	0-4.99B 5B-9.99B >9.99B	0.50 0.49 0.48	% % %

Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee			Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.22%	0-4.99B 5B-9.99B >9.99B	0.27 0.26 0.25	% % %

Service Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.12%	0-4.99B 5B-9.99B >9.99B	0.17 0.16 0.15	% % %

Administrator Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.10%	0-4.99B 5B-9.99B >9.99B	0.15 0.14 0.13	% % %

Institutional Class Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.08%	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %

Investor Class and Class Z Shares	0-4.99B 5B-9.99B >9.99B	0.05 0.04 0.03	% % %	0.39%	0-4.99B 5B-9.99B >9.99B	0.44 0.43 0.42	% % %

[1]	The proposed breakpoints are triggered by the total assets of the Fund.
[2]	The class-level administration fee will be reduced by 0.05% for: the Advisor Class and Investor Class shares of the Growth and Income Fund; the Advisor Class and Investor Class shares of the High Income Fund; the Class A, Class B and Class C shares of the International Core Fund; the Investor Class shares of the Large Cap Growth Fund; the Investor Class shares of the Overseas Fund; the Advisor Class and Institutional Class shares of the Short-Term High Yield Bond Fund; the Class C and Investor Class shares of the Short-Term Municipal Bond Fund; and the Class A, Class B, Class C and Class Z shares of the U.S. Value Fund. The class-level administration fee will be reduced by 0.08% for the Investor Class shares of the Dividend Income Fund. The class-level administration fee will be reduced by 0.20% for the Investor Class shares of the Asia Pacific Fund.

[3]	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, the class-level administration fee for the Institutional Class is 0.20% and the class-level administration fee for the Select Class is 0.10%.

Fees for Single Class Funds

Single Class Non-Money Market Funds	Total Admin. Fee
Retail Funds	0-4.99B 5B-9.99B >9.99B	0.33 0.32 0.31	% % %

Administrator Funds	0-4.99B 5B-9.99B >9.99B	0.15 0.14 0.13	% % %

Institutional Funds	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %

Investor Funds	0-4.99B 5B-9.99B >9.99B	0.50 0.49 0.48	% % %

Single Class Money Market Funds	Total Admin. Fee
Retail Funds	0-4.99B 5B-9.99B >9.99B	0.27 0.26 0.25	% % %

Service/Trust Funds	0-4.99B 5B-9.99B >9.99B	0.17 0.16 0.15	% % %

Institutional Funds	0-4.99B 5B-9.99B >9.99B	0.13 0.12 0.11	% % %

Investor Funds	0-4.99B 5B-9.99B >9.99B	0.44 0.43 0.42	% % %

List of Funds and Classes

Funds/Classes		Fee as % of Average Daily Net Assets
1.	Aggressive Allocation[1] (currently named Strategic Growth Allocation). Administrator Class	0.15%

2.	Asia Pacific* Investor Class	0.30%

3.	Asset Allocation Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

4.	Balanced* Investor Class	0.50%

5.	California Limited Term Tax-Free[2] Class A Class C Administrator Class	0.33% 0.33% 0.15%

6.	California Tax-Free Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

7.	California Tax-Free Money Market Class A Service Class	0.27% 0.17%

8.	California Tax-Free Money Market Trust	0.17%

9.	Capital Growth* Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.50%

10.	Cash Investment Money Market Service Class Administrator Class Institutional Class	0.17% 0.15% 0.13%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[1]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Growth Allocation Fund will be renamed the Aggressive Allocation Fund.
[2]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the California Limited Term Tax-Free Fund will be renamed the California Limited-Term Tax-Free Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
11.	C&B Large Cap Value Class A Class B Class C Class D Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.33% 0.15% 0.13%

12.	C&B Mid Cap Value Class A Class B Class C Class D Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.33% 0.15% 0.13%

13.	C&B Tax-Managed Value Class A Class B Class C Class D Administrator Class	0.33% 0.33% 0.33% 0.33% 0.15%

14.	Conservative Allocation[3] (currently named Strategic Income) Administrator Class	0.15%

15.	Colorado Tax-Free Class A Class B Administrator Class	0.33% 0.33% 0.15%

16.	Common Stock* Class A Class B Class C Class Z	0.33% 0.33% 0.33% 0.50%

17.	Corporate Bond* Advisor Class Institutional Class Investor Class	0.33% 0.13% 0.50%

18.	Discovery* Administrator Class Investor Class	0.15% 0.50%

19.	Diversified Bond Administrator Class	0.15%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[3]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Income Fund will be renamed the Conservative Allocation Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
20.	Diversified Equity Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

21.	Diversified Small Cap Administrator Class	0.15%

22.	Dividend Income* Administrator Class Investor Class	0.15% 0.42%

23.	Enterprise* Advisor Class Administrator Class Institutional Class Investor Class	0.33% 0.15% 0.13% 0.50%

24.	Endeavor Large Cap* Class A Class B Class C	0.33% 0.33% 0.33%

25.	Endeavor Select* Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

26.	Equity Income Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

27.	Equity Index Class A Class B	0.33% 0.33%

28.	Equity Value[4] (currently named Large Cap Value) Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[4]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Large Cap Value Fund will be renamed the Equity Value Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
29.	Government Money Market Class A Administrator Class Service Class Institutional Class	0.27% 0.15% 0.17% 0.13%

30.	Government Securities* Class C Administrator Class Advisor Class Institutional Class Investor Class	0.33% 0.15% 0.33% 0.13% 0.50%

31.	Growth Balanced Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

32.	Growth Equity Class A Class B Class C Administrator Class Institutional Class*	0.33% 0.33% 0.33% 0.15% 0.13%

33.	Growth[5] Class A Class B Institutional Class	0.33% 0.33% 0.25%

34.	Growth* Class C Administrator Class Advisor Class Institutional Class Investor Class	0.33% 0.15% 0.33% 0.13% 0.50%

35.	Growth and Income* Administrator Class Advisor Class Institutional Class Investor Class	0.15% 0.28% 0.13% 0.45%

36.	Heritage Money Market* Administrator Class Institutional Class	0.15% 0.13%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[5]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Growth Fund will merge into the Large Company Growth Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
37.	High Income* Advisor Class Institutional Class Investor Class	0.28% 0.13% 0.45%

38.	High Yield Bond Class A Class B Class C	0.33% 0.33% 0.33%

39.	Income[6] Class A Class B Institutional Class	0.33% 0.33% 0.25%

40.	Income Plus Class A Class B Class C	0.33% 0.33% 0.33%

41.	Index Allocation[7] Class A Class B Class C	0.33% 0.33% 0.33%

42.	Index Administrator Class Investor Class*	0.15% 0.50%

43.	Inflation-Protected Bond Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

44.	Intermediate Government Income Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

45.	Intermediate Tax-Free* Investor Class	0.50%

46.	International Core* Class A Class B Class C Administrator Class	0.28% 0.28% 0.28% 0.15%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[6]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Income Fund will merge into the Montgomery Total Return Bond Fund.
[7]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Index Allocation Fund will merge into the Asset Allocation Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
47.	International Equity Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

48.	International Value[8] (currently named Overseas) Class A Class B* Class C* Administrator Class*	0.33% 0.33% 0.33% 0.15%

49.	Large Cap Appreciation Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

50.	Large Cap Growth* Investor Class	0.45%

51.	Large Company Core* Class A Class B Class C Class Z Administrator Class	0.33% 0.33% 0.33% 0.50% 0.15%

52.	Large Company Growth Class A Class B Class C Class Z* Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.50% 0.15% 0.13%

53.	Life Stage - Aggressive Portfolio* Investor Class	0.50%

54.	Life Stage - Conservative Portfolio* Investor Class	0.50%

55.	Life Stage - Moderate Portfolio* Investor Class	0.50%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[8]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Overseas Fund will be renamed the International Value Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
56.	Limited Term Government Income[9] Class A Class B Institutional Class	0.33% 0.33% 0.25%

57.	Liquidity Reserve Money Market Investor Class[10]	0.27%

58.	Mid Cap Disciplined* Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.50%

59.	Minnesota Money Market Class A	0.27%

60.	Minnesota Tax-Free Class A Class B Class C* Class Z* Administrator Class	0.33% 0.33% 0.33% 0.50% 0.15%

61.	Moderate Balanced Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

62.	Money Market Class A Class B Investor Class*	0.27% 0.27% 0.44%

63.	Money Market Trust	0.17%

64.	Montgomery Emerging Markets Focus[11] Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[9]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Limited Term Government Income Fund will merge into the Montgomery Short Duration Government Bond Fund.
[10]	On November 2, 2004, the Board of Trustees approved the removal of the Investor Class designation from the Liquidity Reserve Money Market Fund.
[11]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Emerging Markets Focus Fund will be renamed the Emerging Markets Focus Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
65.	Montgomery Institutional Emerging[12] Markets Institutional Class	0.13%

66.	Montgomery Mid Cap Growth[13] Class A Class B Class C Class Z*	0.33% 0.33% 0.33% 0.50%

67.	Montgomery Short Duration Government Bond[14] Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

68.	Montgomery Small Cap[15] Class A Class B Class C Class Z* Administrator Class Institutional Class*	0.33% 0.33% 0.33% 0.50% 0.15% 0.13%

69.	Montgomery Total Return Bond[16] Class A Class B Class C Class Z* Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.50% 0.15% 0.13%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[12]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Institutional Emerging Markets Fund will be renamed the Institutional Emerging Markets Fund.
[13]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Mid Cap Growth Fund will be renamed the Mid Cap Growth Fund.
[14]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Short Duration Government Bond Fund will be renamed the Short Duration Government Bond Fund.
[15]	On November 2, 2004 and February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Small Cap Fund will be renamed the Small Cap Growth Fund.
[16]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Total Return Bond Fund will be renamed the Total Return Bond Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
70.	Municipal Bond* Class A Class B Class C Administrator Class Investor Class	0.33% 0.33% 0.33% 0.15% 0.50%

71.	Municipal Money Market* Investor Class	0.44%

72.	National Limited Term Tax-Free[17] Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

73.	National Tax-Free Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

74.	National Tax-Free Money Market Class A Administrator Class* Institutional Class Service Class	0.27% 0.15% 0.13% 0.17%

75.	National Tax-Free Money Market Trust	0.17%

76.	Nebraska Tax-Free Administrator Class	0.15%

77.	Opportunity* Administrator Class Advisor Class Investor Class	0.15% 0.33% 0.50%

78.	Outlook Today Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

79.	Outlook 2010 Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[17]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the National Limited Term Tax-Free Fund will be renamed the National Limited-Term Tax-Free Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
80.	Outlook 2020 Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

81.	Outlook 2030 Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

82.	Outlook 2040 Class A Class B Class C Administrator Class Institutional Class	0.33% 0.33% 0.33% 0.15% 0.13%

83.	Overland Express Sweep	0.27%

84.	Overseas* Institutional Class Investor Class	0.13% 0.45%

85.	Prime Investment Money Market Institutional Class Service Class	0.13% 0.17%

86.	Short-Term Bond* Advisor Class Institutional Class Investor Class	0.33% 0.13% 0.50%

87.	Short-Term High Yield Bond* Advisor Class Investor Class	0.28% 0.45%

88.	Short-Term Municipal Bond* Class C Investor Class	0.28% 0.45%

89.	SIFE Specialized Financial Services[18] Class A Class B Class C	0.33% 0.33% 0.33%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[18]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the SIFE Specialized Financial Services Fund will be renamed the Specialized Financial Services Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
90.	Small Cap Disciplined* Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.50%

91.	Small Cap Growth[19] Class A Class B Class C Institutional Class	0.33% 0.33% 0.33% 0.25%

92.	Small Cap Opportunities Administrator Class	0.15%

93.	Small Cap Value* Class A Class B Class C Class Z	0.33% 0.33% 0.33% 0.50%

94.	Small Company Growth Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

95.	Small Company Value Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

96.	Small/Mid Cap Value* Administrator Class Investor Class	0.15% 0.50%

97.	Specialized Health Sciences Class A Class B Class C	0.33% 0.33% 0.33%

98.	Specialized Technology Class A Class B Class C Class Z*	0.33% 0.33% 0.33% 0.50%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
[19]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Small Cap Growth Fund will merge into the Montgomery Small Cap Fund.

Funds/Classes		Fee as % of Average Daily Net Assets
99.	Stable Income Class A Class B Class C Administrator Class	0.33% 0.33% 0.33% 0.15%

100.	Strategic Income* Class A Class B Class C	0.33% 0.33% 0.33%

101.	Treasury Plus Money Market Class A Institutional Class Service Class	0.27% 0.13% 0.17%

102.	Ultra-Short Duration Bond* Class A Class B Class C Class Z	0.33% 0.33% 0.33% 0.50%

103.	Ultra Short-Term Income* Administrator Class Advisor Class Institutional Class Investor Class	0.15% 0.33% 0.13% 0.50%

104.	Ultra Short-Term Municipal Income* Advisor Class Institutional Class Investor Class	0.33% 0.13% 0.50%

105.	U.S. Value* Class A Class B Class C Class Z Administrator Class	0.28% 0.28% 0.28% 0.45% 0.15%

106.	WealthBuilder Conservative Allocation	0.33%

107.	WealthBuilder Equity	0.33%

108.	WealthBuilder Growth Allocation	0.33%

109.	WealthBuilder Growth Balanced	0.33%

110.	WealthBuilder Moderate Balanced	0.33%

111.	WealthBuilder Tactical Equity	0.33%

112.	Wisconsin Tax-Free* Class C Investor Class	0.33% 0.50%

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.

Funds/Classes		Fee as % of Average Daily Net Assets
113.	100% Treasury Money Market Class A Service Class	0.27% 0.17%

Most Recent annual agreement approval by the Board of Trustees: April 4, 2005

Appendix A amended: February 8, 2005

The foregoing fee schedule is agreed to as of February 8, 2005 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Stacie D. DeAngelo
Stacie D. DeAngelo
Senior Vice President